BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	December 13, 2006

TO:	Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13

ATTENTION:	Client Service Manager - Harborview 2006-13
TELEPHONE:	410-884-2000
FACSIMILE:	410-715-2380

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Mortgage Derivatives Confirmation and Agreement

REFERENCE NUMBER:	FXHMLT613A

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the " Transaction") between Bear Stearns Financial Products Inc. ("Bear Stearns") and Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13 ("Counterparty") under the Pooling and Servicing Agreement, dated as of November 1, 2006, among Greenwich Capital Financial Products, Inc., as seller (the “Seller”), Greenwich Capital Acceptance, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A. as securities administrator and master servicer (the “Securities Administrator”), Clayton Fixed Income Services Inc., as credit risk manager and Deutsche Bank National Trust Company, as trustee (the “Trustee”) relating to the issuance and sale of the HarborView Mortgage Loan Trust Mortgage Loan Pass-Through Certificates, Series 2006-13 (the “Pooling and Servicing Agreement”). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "ISDA Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). Any reference to a “Swap Transaction” in the Definitions is deemed to be a reference to a “Transaction” for purposes of this Agreement, and any reference to a “Transaction” in this Agreement is deemed to be a reference to a “Swap Transaction” for purposes of the Definitions. You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. For avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Form Master Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

	Type of Transaction:	Rate Cap

Notional Amount:
With respect to any Calculation Period, the lesser of (i) the Scheduled Amount set forth for such period on the Schedule I attached hereto and (ii) the aggregate Certificate Principal Balance of the LIBOR Certificates as of the first day of the month in which such Calculation Period begins.

	Trade Date:	December 5, 2006

	Effective Date:	December 19, 2006

	Termination Date:	February 19, 2017, subject to adjustment in accordance with the Business Day Convention

Fixed Amount (Premium):

	Fixed Rate Payer:	Counterparty

Fixed Rate Payer
	Payment Date:	December 13, 2006

	Fixed Amount:	USD 837,500

Floating Amounts:

	Floating Rate Payer:	Bear Stearns

	Cap Rate:	The Cap Rate set forth for such Calculation Period on Schedule I

Floating Rate Payer
Period End Dates:
The 19th calendar day of each month during the Term of this Transaction, commencing January 19, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

Floating Rate Payer
	Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:
USD-LIBOR-BBA; provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than the High Strike set forth for such Calculation Period on Schedule I then the Floating Rate for such Calculation Period shall be deemed equal to High Strike set forth for such Calculation Period on Schedule I.

	Designated Maturity:	One month

Floating Rate Day
	Count Fraction:	Actual/360

	Reset Dates:	The first day of each Calculation Period.

	Compounding	Inapplicable

	Business Days:	New York

	Business Day Convention:	Following

	Calculation Agent:	Bear Stearns

3.	Additional Provisions:
For each Calculation Period, Counterparty will make available on its website https://www.ctslink.com indicating the outstanding principal balance of the LIBOR Certificates as of the first day of the month in which such Calculation Period begins.

4.	Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)	The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)	Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to Bear Stearns or Counterparty for any purpose.

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

(b) “Breach of Agreement” provision of Section 5(a)(ii) will not apply to Bear Stearns or Counterparty.

(c) “Credit Support Default” provisions of Section 5(a)(iii) will not apply to Counterparty and will not apply to Bear Stearns unless Bear Stearns has obtained a guarantee or other contingent agreement pursuant to paragraph 15 below.

(d) “Misrepresentation” provisions or Section 5(a)(iv) will not apply to Bear Stearns or Counterparty.

(e) "Specified Transaction" is not applicable to Bear Stearns or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Bear Stearns or Counterparty.

(f) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Bear Stearns or to Counterparty.

(g) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns or Counterparty.

(h)  The “Bankruptcy” provision of Section 5(a)(vii)(2) will not apply to Counterparty.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

(j) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i) Market Quotation will apply.

(ii) The Second Method will apply.

(k) "Termination Currency" means United States Dollars.

3) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of Bear Stearns and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

(i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii) the satisfaction of the agreement contained in Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of Bear Stearns and the Counterparty make the following representations.

The following representation will apply to Bear Stearns:

Bear Stearns is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

The following representation will apply to the Counterparty:

The Counterparty represents that it is the Yield Maintenance Administrator on behalf of the HarborView Mortgage Loan Trust, Series 2006-12 under the Pooling and Servicing Agreement.

4)  Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Counterparty such that Counterparty shall not be required to pay any additional amounts referred to therein.

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

5) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Bear Stearns is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) Bear Stearns shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to Bear Stearns as the Affected Party, or Section 5(b)(iii) with respect to Bear Stearns as the Burdened Party. Counterparty’s only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

6) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Bear Stearns and the Counterparty
Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate
Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Bear Stearns and the Counterparty
Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be
		Upon the execution and delivery of this Agreement and such Confirmation	Yes

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Bear Stearns and the Counterparty
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
Counterparty	An executed copy of the Pooling and Servicing Agreement	Within 30 days after the date of this Agreement.	No
Bear Stearns
Legal opinion(s) with respect to such party and its Credit Support Provider, if any, for it reasonably satisfactory in form and substance to the other party relating to the enforceability of the party’s obligations under this Agreement.
		Upon the execution and delivery of this Agreement and any Confirmation	No

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

7) Miscellaneous. Miscellaneous

(a)	Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Address for notices or communications to Bear Stearns:

Address:	383 Madison Avenue, New York, New York 10179
Attention:	DPC Manager
Facsimile:	(212) 272-5823

with a copy to:

Address:	One Metrotech Center North, Brooklyn, New York 11201
Attention:	Derivative Operations - 7th Floor
Facsimile:	(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:	Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia,	Columbia, MD 21045
Attention:	Client Service Manager - Harborview 2006-13
Facsimile:	410-884-2000
Phone:	410-715-2380

(For all purposes)

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement:

Bear Stearns appoints as its
Process Agent:   Not Applicable

The Counterparty appoints as its
Process Agent:  Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section and Bear Stearns agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

Bear Stearns is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Bear Stearns, provided, however, that if an Event of Default occurs with respect to Bear Stearns, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market Maker to act as Calculation Agent.

(f) Credit Support Document.

Bear Stearns: The Credit Support Annex and any guarantee or contingent agreement delivered pursuant to paragraph 15 below.

The Counterparty: Not Applicable

(g) Credit Support Provider.

Bear Stearns: Not Applicable for Bear Stearns for so long as no guarantee or contingent agreement is delivered under paragraph 16 below, otherwise, the party that is the primary obligor under the Credit Support Document.

The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

8) "Affiliate". Each of Bear Stearns and Counterparty shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

9) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i)
Bear Stearns is acting for its own account and the Counterparty, is acting as Securities Administrator on behalf of the Issuing Entity under the Pooling and Servicing Agreement, and not for its own account. Each Party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

(ii)
It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

(iii)	The other party is not acting as an agent or fiduciary or an advisor for it in respect of this Transaction.

(3) Purpose. It is an “eligible swap participant” as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.”

10) Securities Administrator Liability Limitations. It is expressly understood and agreed by the parties hereto that:

(i)
this Agreement is executed and delivered by Wells Fargo Bank, N.A. (the “Securities Administrator”), not individually or personally but solely as Securities Administrator on behalf of the Issuing Entity;

(ii)
each of the representations, undertakings and agreements herein made on the part of the Counterparty is made and intended not as a personal representation, undertaking or agreement of the Securities Administrator but is made and intended for the purpose of binding only the Counterparty;

(iii)
nothing herein contained shall be construed as imposing any liability upon the Securities Administrator, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve the Securities Administrator from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein;

(iv)
under no circumstances shall the Securities Administrator be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents, other than due to its negligence or willful misconduct in performing the obligations of the the Securities Administrator under the Pooling and Servicing Agreement;

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

(v)
any resignation or removal of the Securities Administrator as securities administrator on behalf of the Issuing Entity shall require the assignment of this agreement to the Securities Administrator’s replacement;

(vi)	Securities Administrator has been directed, pursuant to the Pooling and Servicing Agreement, to enter into this Agreement and to perform its obligations hereunder.

11) Proceedings. Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Counterparty or the Depositor or the trust created pursuant to the Pooling and Servicing Agreement, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the “Harborview Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates Series 2006-13” (the “Certificates” or the “Issuing Entity”).

12) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

13) Additional Termination Events. The following Additional Termination Events will apply:

(a) If a Rating Agency Downgrade has occurred and Bear Stearns has not, within the time period specified therein, complied with paragraph 15 below, then an Additional Termination Event shall have occurred with respect to Bear Stearns and Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event.

(b) If, upon the occurrence of a Cap Disclosure Event (as defined in paragraph 16(ii) below) Bear Stearns has not, within 10 calendar days after such Cap Disclosure Event complied with any of the provisions set forth in paragraph 16(iii) below, then an Additional Termination Event shall have occurred with respect to Bear Stearns and Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event.

14) Amendment to the ISDA Form Master Agreement. The “Failure to Pay or Deliver” provision in Section 5(a)(i) is hereby amended by deleting the word “third” in the third line thereof and inserting the word “second” in place thereof.

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

15) Rating Agency Downgrade.

(a) If Bear Stearns fails to satisfy the Required Ratings (a “Ratings Event”), then Bear Stearns shall, at its own expense, either

(i)	assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings; or

(ii)	obtain a guaranty of an entity that satisfies the Required Rating to guaranty Bear Stearns’s obligations under this Transaction.

provided that the failure by Bear Stearns to take any action specified in (i) or (ii) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which Bear Stearns shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If Bear Stearns fails to satisfy the Replacement Ratings (a “Replacement Event”), then Bear Stearns shall, at its own expense, either:

(i)	assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings; or

(ii)	obtain a guaranty of an entity that satisfies the Required Rating to guaranty Bear Stearns’s obligations under this Transaction; or

provided that the failure by Bear Stearns to take any action specified in (i) or (ii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which Bear Stearns shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

“Fitch” means Fitch Ratings, Inc.

“Rating Agency” means, each of S&P and Fitch

 “Replacement Ratings” means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least “BBB-” by S&P.

“Required Ratings” means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least “AA-” by S&P.

“S&P” means Standard and Poor’s Ratings Services, Inc.

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

16) Compliance with Regulation AB.

(i) Bear Stearns agrees and acknowledges that Greenwich Capital Acceptance, Inc. (“Depositor”) is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding Bear Stearns or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between Bear Stearns or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a Cap disclosure event (“Cap Disclosure Event”) if, on any Business Day after the date hereof, Depositor requests from Bear Stearns the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the “Cap Financial Disclosure”).

(iii) Upon the occurrence of a Cap Disclosure Event, Bear Stearns, at its own expense, shall (1) (a) either (i) provide to Depositor the current Cap Financial Disclosure in an EDGAR-compatible format (for example, such information may be provided in Microsoft Word® or Microsoft Excel® format but not in .pdf format) or (ii) provide written consent to Depositor  to incorporation by reference of such current Cap Financial Disclosure as are filed with the Securities and Exchange Commission in the reports of the Trust filed pursuant to the Exchange Act, (b) if applicable, cause its outside accounting firm to provide its consent to filing or incorporation by reference of such accounting firm’s report relating to their audits of such current Cap Financial Disclosure in the Exchange Act Reports of Depositor, and (c) provide to Depositor any updated Cap Financial Disclosure with respect to Bear Stearns or any entity that consolidates Bear Stearns within five days of the release of any such updated Cap Financial Disclosure; , (2) secure another entity to replace Bear Stearns as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to each Rating Agency, which entity (or a guarantor therefor) meets or exceeds the Required Ratings and which satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (3) obtain a guaranty of the Bear Stearns’s obligations under this Agreement from an affiliate of the Bear Stearns that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Cap Provider, and cause such affiliate to provide Cap Financial Disclosure. If permitted by Regulation AB, any required Cap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

(iv)  (a) Bear Stearns hereby agrees to indemnify and hold harmless Depositor, the respective present and former directors, officers, employees and agents of each of the foregoing and each person, if any, who controls Depositor within the meaning of Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain as and when such losses, claims, liabilities, damages, penalties, fines forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses are incurred, insofar as such losses, claims, liabilities, damages, penalties, fines forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Cap Financial Disclosure, or arise out of, or are based upon, the omission or alleged omission to state in the Cap Financial Disclosure any material fact required to be stated therein or necessary to make the statements in the Cap Financial Disclosure, as applicable, in light of the circumstances under which they were made, not misleading, and Bear Stearns shall reimburse Depositor, the present and former respective officers, directors, employees and agents of each of the foregoing and any such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such losses, claims, liabilities, damages, penalties, fines, forfeitures, legal fees or expenses or related costs, judgments, or any other costs, fees or expenses, as and when incurred.

(b) If (i) Bear Stearns fails to provide the Cap Financial Disclosure or any required auditor’s consents to the Depositor pursuant to Part 5(l)(iii) hereof (a “Cap Financial Disclosure Failure”), (ii) as a result of such Cap Financial Disclosure Failure an Early Termination Date is designated hereunder by Counterparty and (iii) such Cap Financial Disclosure Failure directly results in a failure by Depositor to file a report required by the Exchange Act, Bear Stearns hereby agrees to reimburse Depositor for any legal or other expenses reasonably incurred by it in connection with the investigation or defense of any inquiry or investigation by the Securities and Exchange Commission directly resulting from such Swap Financial Disclosure Failure; provided that in no event shall Bear Stearns be required to indemnify the Depositor, the present and former respective officers, directors, employees and agent of each of the foregoing and any such controlling person for any lost profit or damages (whether such lost profit or damages is characterized as indirect, punitive, consequential, special damages or otherwise), even if at the time of such failure Bear Stearns is aware of the possibility of such lost profit or damages.

17) Third party Beneficiary.  Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor’s rights explicitly specified herein.

18) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each Rating Agency has been provided notice of the same and each Rating Agency confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Certificates.

 NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STEARNS IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

5. Account Details and
     Settlement Information:     Payments to Bear Stearns:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

                                                    Payments to Counterparty:
Wells Fargo Bank, N.A.
ABA Number: 121-000-248
Account Number: 3970771416
Account Name: Corporate Trust Clearing
FFC: 50972902

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:	/s/ Annie Manevitz
Name: Annie Manevitz Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS SECURITIES ADMINISTRATOR, FOR HARBORVIEW MORTGAGE LOAN TRUST 2006-13

By:	/s/ Graham M. Oglesby
Name: Graham M. Oglesby Title: Assistant Vice President

lc / ws

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

SCHEDULE I
(All such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Scheduled Amount (USD)	Cap Rate (%)	High Strike (%)
Effective Date	19-Jan-07	369,175,267.28	4.423	10.5
19-Jan-07	19-Feb-07	355,941,993.90	4.371	10.5
19-Feb-07	19-Mar-07	343,175,809.72	5.2	10.5
19-Mar-07	19-Apr-07	330,860,373.67	4.857	10.5
19-Apr-07	19-May-07	318,980,144.15	5.063	10.5
19-May-07	19-Jun-07	307,519,212.70	5.703	10.5
19-Jun-07	19-Jul-07	296,462,726.23	5.566	10.5
19-Jul-07	19-Aug-07	285,796,427.39	5.303	10.5
19-Aug-07	19-Sep-07	275,506,555.72	5.844	10.5
19-Sep-07	19-Oct-07	265,579,925.74	6.062	10.5
19-Oct-07	19-Nov-07	256,003,974.17	6.245	10.5
19-Nov-07	19-Dec-07	246,765,947.88	6.549	10.5
19-Dec-07	19-Jan-08	237,853,884.00	5.806	10.5
19-Jan-08	19-Feb-08	229,256,291.70	7.218	10.5
19-Feb-08	19-Mar-08	220,962,081.20	7.095	10.5
19-Mar-08	19-Apr-08	212,960,614.59	6.405	10.5
19-Apr-08	19-May-08	205,241,739.71	8.018	10.5
19-May-08	19-Jun-08	197,795,224.75	7.304	10.5
19-Jun-08	19-Jul-08	190,611,433.31	7.126	10.5
19-Jul-08	19-Aug-08	183,784,070.84	7.998	10.5
19-Aug-08	19-Sep-08	177,199,413.43	7.589	10.5
19-Sep-08	19-Oct-08	170,848,911.62	7.794	10.5
19-Oct-08	19-Nov-08	164,724,390.41	8.452	10.5
19-Nov-08	19-Dec-08	158,817,672.05	8.539	10.5
19-Dec-08	19-Jan-09	153,121,023.60	8.048	10.5
19-Jan-09	19-Feb-09	147,627,009.63	8.706	10.5
19-Feb-09	19-Mar-09	142,328,455.41	9.478	10.5
19-Mar-09	19-Apr-09	137,218,467.79	8.463	10.5
19-Apr-09	19-May-09	132,290,442.83	9.766	10.5
19-May-09	19-Jun-09	127,537,818.62	9.203	10.5
19-Jun-09	19-Jul-09	122,954,367.39	9.262	10.5

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

19-Jul-09	19-Aug-09	118,534,098.32	9.683	10.5
19-Aug-09	19-Sep-09	114,271,230.98	8.896	10.5
19-Sep-09	19-Oct-09	0	99.0	99.0
19-Oct-09	19-Nov-09	106,195,693.85	10.065	10.5
19-Nov-09	19-Dec-09	102,449,871.46	9.813	99.0
19-Dec-09	19-Jan-10	0	99.0	99.0
19-Jan-10	19-Feb-10	95,349,938.80	10.217	10.5
19-Feb-10	19-Mar-10	0	99.0	99.0
19-Mar-10	19-Apr-10	0	99.0	99.0
19-Apr-10	19-May-10	0	99.0	99.0
19-May-10	19-Jun-10	82,592,136.48	9.88	10.5
19-Jun-10	19-Jul-10	0	99.0	99.0
19-Jul-10	19-Aug-10	0	99.0	99.0
19-Aug-10	19-Sep-10	74,156,971.96	10.196	10.5
19-Sep-10	19-Oct-10	0	99.0	99.0
19-Oct-10	19-Nov-10	0	99.0	99.0
19-Nov-10	19-Dec-10	0	99.0	99.0
19-Dec-10	19-Jan-11	0	99.0	99.0
19-Jan-11	19-Feb-11	61,959,377.40	9.583	10.5
19-Feb-11	19-Mar-11	0	99.0	99.0
19-Mar-11	19-Apr-11	0	99.0	99.0
19-Apr-11	19-May-11	0	99.0	99.0
19-May-11	19-Jun-11	53,583,892.16	10.196	10.5
19-Jun-11	19-Jul-11	0	99.0	99.0
19-Jul-11	19-Aug-11	0	99.0	99.0
19-Aug-11	19-Sep-11	0	99.0	99.0
19-Sep-11	19-Oct-11	0	99.0	99.0
19-Oct-11	19-Nov-11	44,656,731.36	9.88	10.5
19-Nov-11	19-Dec-11	0	99.0	99.0
19-Dec-11	19-Jan-12	0	99.0	99.0
19-Jan-12	19-Feb-12	40,028,474.70	9.88	10.5
19-Feb-12	19-Mar-12	0	99.0	99.0
19-Mar-12	19-Apr-12	0	99.0	99.0
19-Apr-12	19-May-12	35,877,993.55	10.196	10.5
19-May-12	19-Jun-12	0	99.0	99.0
19-Jun-12	19-Jul-12	0	99.0	99.0
19-Jul-12	19-Aug-12	32,156,085.71	10.196	10.5

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

19-Aug-12	19-Sep-12	0	99.0	99.0
19-Sep-12	19-Oct-12	0	99.0	99.0
19-Oct-12	19-Nov-12	0	99.0	99.0
19-Nov-12	19-Dec-12	0	99.0	99.0
19-Dec-12	19-Jan-13	26,787,499.96	9.583	10.5
19-Jan-13	19-Feb-13	0	99.0	99.0
19-Feb-13	19-Mar-13	0	99.0	99.0
19-Mar-13	19-Apr-13	0	99.0	99.0
19-Apr-13	19-May-13	0	99.0	99.0
19-May-13	19-Jun-13	0	99.0	99.0
19-Jun-13	19-Jul-13	0	99.0	99.0
19-Jul-13	19-Aug-13	0	99.0	99.0
19-Aug-13	19-Sep-13	0	99.0	99.0
19-Sep-13	19-Oct-13	19,273,124.96	10.197	10.5
19-Oct-13	19-Nov-13	0	99.0	99.0
19-Nov-13	19-Dec-13	0	99.0	99.0
19-Dec-13	19-Jan-14	17,267,765.01	9.881	10.5
19-Jan-14	19-Feb-14	0	99.0	99.0
19-Feb-14	19-Mar-14	0	99.0	99.0
19-Mar-14	19-Apr-14	15,470,008.67	9.881	10.5
19-Apr-14	19-May-14	0	99.0	99.0
19-May-14	19-Jun-14	0	99.0	99.0
19-Jun-14	19-Jul-14	13,858,442.49	10.197	10.5
19-Jul-14	19-Aug-14	0	99.0	99.0
19-Aug-14	19-Sep-14	0	99.0	99.0
19-Sep-14	19-Oct-14	0	99.0	99.0
19-Oct-14	19-Nov-14	0	99.0	99.0
19-Nov-14	19-Dec-14	0	99.0	99.0
19-Dec-14	19-Jan-15	11,118,976.53	10.197	10.5
19-Jan-15	19-Feb-15	0	99.0	99.0
19-Feb-15	19-Mar-15	0	99.0	99.0
19-Mar-15	19-Apr-15	9,958,371.72	10.197	10.5
19-Apr-15	19-May-15	0	99.0	99.0
19-May-15	19-Jun-15	0	99.0	99.0
19-Jun-15	19-Jul-15	0	99.0	99.0
19-Jul-15	19-Aug-15	0	99.0	99.0
19-Aug-15	19-Sep-15	8,285,342.03	9.881	10.5

Reference Number: FXHMLT613A
Wells Fargo Bank, N.A. not individually, but solely as Securities Administrator for Harborview Mortgage Loan Trust 2006-13
December 13, 2006

19-Sep-15	19-Oct-15	0	99.0	99.0
19-Oct-15	19-Nov-15	0	99.0	99.0
19-Nov-15	19-Dec-15	7,418,476.92	10.197	10.5
19-Dec-15	19-Jan-16	0	99.0	99.0
19-Jan-16	19-Feb-16	0	99.0	99.0
19-Feb-16	19-Mar-16	0	99.0	99.0
19-Mar-16	19-Apr-16	0	99.0	99.0
19-Apr-16	19-May-16	0	99.0	99.0
19-May-16	19-Jun-16	5,945,650.17	10.197	10.5
19-Jun-16	19-Jul-16	0	99.0	99.0
19-Jul-16	19-Aug-16	0	99.0	99.0
19-Aug-16	19-Sep-16	0	99.0	99.0
19-Sep-16	19-Oct-16	0	99.0	99.0
19-Oct-16	19-Nov-16	4,942,822.88	9.881	10.5
19-Nov-16	19-Dec-16	0	99.0	99.0
19-Dec-16	19-Jan-17	0	99.0	99.0
19-Jan-17	Termination Date	4,423,656.96	9.881	10.5